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                                                             EXHIBIT 5(c)(iv)(B)
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                                           AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
       COMPLETE AND RETURN TO:                            SEPARATE ACCOUNT D                                          WM Strategic
       Annuity Administration               ---------------------------------------------                             Asset Manager
           P.O. Box 1401                     A Subsidiary of American General Corporation
       Houston, TX 77251-1401               ---------------------------------------------
          (800) 277-0914                                    Houston, Texas
         (800) 831-3701 fax
  Hearing Impaired: (888) 436-5257            WM STRATEGIC ASSET MANAGER SERVICE REQUEST
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
[X] CONTRACT             1.| CONTRACT #: ________________________________________________  ANNUITANT: ______________________________
    IDENTIFICATION         |
                           | CONTRACT OWNER(S): ____________________________________________________________________________________
(COMPLETE SECTIONS 1 & 15  |
    FOR ALL REQUESTS.)     | ADDRESS: ______________________________________________________________________________________________
                           |
INDICATE CHANGE OR REQUEST | [ ] CHECK HERE IF
      DESIRED BELOW.       |     ADDRESS HAS
                           |     CHANGED.       ____________________________________________________________________________________
                           |
                           | S.S. NO. OR TAX I.D. NO.: _____________ - _______ - _________________ PHONE NUMBER: (  )_______________
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[ ] NAME                 2.| [ ] Annuitant* [ ] Beneficiary* [ ] Owner(s)*  *Does not change Annuitant, Beneficiary, or Ownership
    CHANGE                 |                                                 designations.
                           |
                           | FROM: _________________________________________________________________________________________________
                           |       (FIRST, MIDDLE, LAST)
                           |
                           | TO:   _________________________________________________________________________________________________
                           |       (FIRST, MIDDLE, LAST)
                           |________________________________________________________________________________________________________
                           | Reason: [ ] Marriage [ ] Divorce [ ] Correction [ ] Other       (Attach certified copy of court order.)
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[ ] DUPLICATE            3.| I/we hereby certify that the contract for the listed number has been
    CONTRACT               | [ ] LOST    [ ] DESTROYED    [ ] OTHER _____________________________
                           | Unless I/we have directed cancellation of the contract, I/we request that a Certificate of Lost
                           | Contract be issued. If the original contract is located, I/we will return the Certificate of Lost
                           | Contract to AGL to be voided.
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[ ] BENEFICIARY          4.| PRIMARY BENEFICIARY:
    CHANGE                 |                         ______________________________________________________________________________
                           |                         (INDICATE NAME, TAXPAYER IDENTIFICATION NUMBER (S.S. NO.,) AND RELATIONSHIP TO
                           |                         ANNUITANT.)
                           | CONTINGENT BENEFICIARY:
                           |                         ______________________________________________________________________________
                           |                         (INDICATE NAME, TAXPAYER IDENTIFICATION NUMBER (S.S. NO.,) AND RELATIONSHIP TO
                           |                         ANNUITANT.)
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      THIS SECTION IS      | This change of beneficiary has been approved by AGL at its Home Office, and presentation of the
      FOR HOME OFFICE      | Contract for endorsement has been waived.
        USE ONLY.          |
                           | DATE OF APPROVAL: ____________________________ BY: ___________________________________________________
                           |                                                          AMERICAN GENERAL LIFE INSURANCE COMPANY
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[ ]  AUTOMATIC          5. |______ By initialing here, I authorize American General Life to collect $___________ (min. $100),
     ADDITIONAL            |       starting month/day ______________________
     PREMIUM PAYMENT       |       by initiating electronic debit entries against my bank account with the following frequency:
     OPTION                |       [ ] Monthly   [ ] Quarterly   [ ] Semiannually  [ ] annually (Attach voided check to
                           |                                                                        Service Request.)
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[ ]  DOLLAR COST         6.| Dollar cost average [ ] $ _________ OR [ ] _________ % (whole % only)         *not available in Oregon
     AVERAGING             | taken from the [ ] Money Market (65)  [ ] 1-Year Guarantee Period*  [ ] ______________ (Division Name)
                           | Frequency:  [ ] Monthly    [ ] Quarterly   [ ] Semiannually   [ ] Annually
   (THE MINIMUM TRANSFER   | Duration:   [ ] 12 months  [ ] 24 months   [ ] 36 months  to be allocated to the following fund(s)
     AMOUNT IS $250.)      | as indicated.
                           | Begin Date: _____ / _____ / ______ (Date must be at least 30 days after issue date and must be between
                           | the 1st and the 28th of the month.)
                           | If no begin date is elected, dollar cost averaging will begin at the beginning of the next interval
                           | from the date of receipt of this form.
                           | Allocate to the following divisions as indicated. (Use dollars or whole percentages.)
                           |
                           | WM VARIABLE TRUST--THE AVAILABLE VARIABLE DIVISIONS ARE FUNDED BY THE FOLLOWING SERIES.
                           | Strategic Growth Portfolio (60) _____ Growth & Income Fund (71) _____ Short Term Income Fund (68) _____
                           | Conservative Growth                   Growth Fund of the              U.S. Government Securities
                           |   Portfolio (61)                _____   Northwest (67)          _____   Fund (69)                 _____
                           | Balanced Portfolio (62)         _____ Growth Fund (72)          _____ Income Fund (70)            _____
                           | Flexible Income Portfolio (63)  _____ Mid Cap Stock Fund (75)   _____ Money Market Fund (65)      _____
                           | Income Portfolio (64)           _____ Small Cap Stock Fund (73) _____
                           | Bond and Stock                        International Growth
                           |   Fund (66)                     _____   Fund (74)               _____
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[ ] TELEPHONE            7.| I (or if joint owners, either of us acting independently) hereby authorize American General Life
    TRANSFER               | Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable
    AUTHORIZATION          | Divisions and Fixed Accounts and to change allocations for future purchase payments given by:
                           | (INITIAL APPROPRIATE BOX(ES) BELOW.)
                           | [ ] Contract Owner(s)
                           | [ ] Agent/Registered Representative who is both appointed to represent AGL and with the firm authorized
                           |     to service my contract.
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss or
                           | expense based upon telephone transfer instructions received and acted on in good faith, including
                           | losses due to telephone instruction communication errors. AGL's liability for erroneous transfers,
                           | unless clearly contrary to instructions received, will be limited to correction of the allocations on a
                           | current basis. If an error, objection or other claim arises due to a telephone transfer transaction, I
                           | will notify AGL in writing within five working days from the receipt of the confirmation of the
                           | transaction from AGL. I understand that this authorization is subject to the terms and provisions of my
                           | WM STRATEGIC ASSET MANAGER contract and its related prospectus. This authorization will remain in
                           | effect until my written notice of its revocation is received by AGL at its main office.
                           |
                           | [ ] CHECK HERE TO DECLINE TELEPHONE TRANSFER PRIVILEGE.
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L 8915-WM REV 0400                                          PAGE 1 OF 2
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[ ] TRANSFER OF          8. |  Indicate division number along with gross dollar percentage amount. (Maintain $ or % consistency.)
    ACCUMULATED             |
    VALUES                  | _____from Div._____to Div._____     _____from Div._____to Div._____    _____from Div._____to Div._____
                            | _____from Div._____to Div._____     _____from Div._____to Div._____    _____from Div._____to Div._____
 A MINIMUM OF $500 MUST BE  | _____from Div._____to Div._____     _____from Div._____to Div._____    _____from Div._____to Div._____
MAINTAINED IN EACH DIVISION.|
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[ ] CHANGE               9. | ________Division to_________%        ________Division to_________%       ________Division to_________%
    ALLOCATION OF           | ________Division to_________%        ________Division to_________%       ________Division to_________%
    FUTURE PURCHASE         | ________Division to_________%        ________Division to_________%       ________Division to_________%
    PAYMENTS                | ________Division to_________%        ________Division to_________%       ________Division to_________%
                            |
 (USE WHOLE PERCENTAGES.    |
  TOTAL MUST EQUAL 100%.)   |
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[ ] AUTOMATIC           10. | [ ] ADD    [ ] CHANGE to percentages indicate below.
    REBALANCING             | [ ] Quarterly  [ ] Semiannually   [_] Annually (based on contact anniversary)
                            | WM VARIABLE TRUST--THE AVAILABLE VARIABLE DIVISIONS ARE FUNDED BY THE FOLLOWING SERIES.
 (USE WHOLE PERCENTAGES.    |
  TOTAL MUST EQUAL 100%.)   | Bond and Stock Fund (066)           ___________%    Small Cap Stock Fund (073)             __________%
                            | Growth & Income fund (071)          ___________%    International Growth Fund (074)        __________%
    MUST HAVE MINIMUM       | Growth Fund of the Northwest (067)  ___________%    Short Term Income Fund (068)           __________%
 CONTRACT VALUE OF $25,000  | Growth fund (072)                   ___________%    U.S. Government Securities Fund (069)  __________%
       TO INITIATE.         | Mid Cap Stock Fund (075)            ___________%    Income Fund (070)                      __________%
                            |                                                      Money Market Fund (065)               __________%
                            | [ ] STOP AUTOMATIC REBALANCING.
                            | NOTE: Automatic rebalancing will occur only between divisions indicated and will not change all
                            |       allocation of future purchase payments.
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[ ] REQUEST FOR         11. |  Amounts requested are to be: [_] Net  OR  [_] Gross of applicable charges.
    PARTIAL                 |
    WITHDRAWAL              |  $ or %________Div. No.________     $ or %________Div. No.________     $ or %________Div. No.________
                            |  $ or %________Div. No.________     $ or %________Div. No.________     $ or %________Div. No.________
(ALSO COMPLETE SECS. 15 &   |  $ or %________Div. No.________     $ or %________Div. No.________     $ or %________Div. No.________
16.) MINIMUM WITHDRAWAL     |
IS $100.                    |
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[ ] SYSTEMATIC          12. | Specified Dollar Amount: $_______________________________
    WITHDRAWAL              | Frequency : [ ] Monthly    [ ] Quarterly   [ ] Semiannually   [ ] Annually
                            | Begin Date: _____/_____/_____ (Date must be at least 30 days after issue date and must be between the
(ALSO COMPLETE SECS. 15 &   | 5th and the 24th of the month.)
16.) MINIMUM WITHDRAWAL     | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
IS $100.                    | in your contract.

                            | $ or %________Div. No.________     $ or %________Div. No.________     $ or %________Div. No.________
                            | $ or %________Div. No.________     $ or %________Div. No.________     $ or %________Div. No.________
 PERCENTAGES (WHOLE % ONLY) | $ or %________Div. No.________     $ or %________Div. No.________     $ or %________Div. No.________
MUST TOTAL 100%, OR DOLLARS |
MUST EQUAL SPECIFIED AMOUNT.|
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[ ] REQUEST FOR         13. | [ ] Contract is attached.
    FULL SURRENDER          | [ ] I hereby declare that the contract specified above has been lost, destroyed, or misplaced and
                            |     request that the value of the contract be paid. I agree to indemnify and hold harmless AGL
(ALSO COMPLETE SECS. 15     |     against any claims which may be asserted on my behalf and on the behalf of my heirs, assignees,
& 16.)                      |     legal representatives, or any other person claiming rights derived through me against AGL on the
                            |     basis of the contract.
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[ ] METHOD OF           14. | NOTE: If no method is indicated, check(s) will be mailed to the owner at the address on record.
    DISTRIBUTION            | Check one:  [ ] Mail check to owner. [ ] Mail check to alternate address.  [ ] Deposit funds directly
                            |                                                                               to bank/firm.*
                            |                                                                               (available only for
                            |                                                                               systematic withdrawals)
                            | ------------------------------------------------------------------------------------------------------
                            | INDIVIDUAL OR BANK/FIRM
                            |
                            | -------------------------------------------------------  --------------------------------------------
                            | ADDRESS                                                  CITY/STATE/ZIP
                            | -----------------------------------------------------     Type of account:   [ ] checking  [ ] Savings
                            | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE REFERENCED
                            | FOR DEPOSIT.
                            | *Enclose a voided check from account where funds are to be deposited. PLEASE DO NOT ENCLOSE A
                            |  DEPOSIT SLIP.
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[ ] NOTICE OF           15. | The taxable portion of the distribution you receive from your annuity contract is subject to federal
    WITHHOLDING             | income tax withholding unless you elect not to have withholding apply. Withholding of state income
                            | tax may also be required by your state of residence. You may elect not to have withholding apply by
                            | checking the appropriate box below. If you elect not to have withholding apply to your distribution
                            | or if you do not have enough income tax withheld, you may be responsible for payment of estimated
                            | tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax
                            | are not sufficient.
                            | Check one:   [ ] I do NOT want income tax withheld from this distribution.
                            |              [ ] I do want 10% OR _____% income tax withheld from this distribution.
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[X] AFFIRMATION/        16. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE               | CORRECT SOCIAL SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER; AND (2) I AM NOT SUBJECT TO BACKUP
                            | WITHHOLDING UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE.
 (COMPLETE THIS SECTION FOR | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
      ALL REQUESTS.)        | THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                            |
                            |X________________________________________________________     ______________________________________
                            | SIGNATURE(S) OF OWNER(S)                                      DATE
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